UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:	March 23, 2011
(Date of earliest event reported)	(March 22, 2011)

Multimedia Games, Inc.
(Exact name of Registrant as Specified in its Charter)

000-28318
(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Road South, Bldg. B, Suite 400, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Multimedia Games, Inc.’s (the “Company”) annual meeting of shareholders was held on March 22, 2011 (the “Annual Meeting”).  Immediately prior to the Annual Meeting, on March 22, 2011, upon recommendation of the Nominating and Governance Committee of the Board of Directors, the Board of Directors of the Company amended Section 3.01 the Company’s Bylaws in order to decrease the number of directors that serve on the Board of Directors from eight to up to seven members.  The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Fifth Amended and Restated Bylaws of the Company attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on March 22, 2011 at the Company’s offices located at 206 Wild Basin Road South, Austin, Texas 78746. As of the Record Date of January 22, 2011, there were 27,161,833 shares of the Company’s common stock outstanding and entitled to notice of and to vote at the Annual Meeting.

Proposal One – Election of Directors

At the Annual Meeting, shareholders approved the election of Michael J. Maples, Sr., Stephen J. Greathouse, Neil E. Jenkins, Justin A. Orlando, Patrick J. Ramsey, Robert D. Repass, and Timothy S. Stanley to serve for the ensuing year and until their respective successors are elected.

	For	Against	Abstain	Broker non-votes

Michael J. Maples, Sr.	20,968,653	540,286	78,813	3,663,186

Stephen J. Greathouse	20,990,168	515,771	81,813	3,663,186

Neil E. Jenkins	20,677,968	827,960	81,824	3,663,186

Justin A. Orlando	20,139,674	1,366,265	81,813	3,663,186

Patrick J. Ramsey	20,988,383	520,576	78,793	3,663,186

Robert D. Repass	20,960,193	545,735	81,824	3,663,186

Timothy S. Stanley	20,575,399	930,540	81,813	3,663,186

Proposal Two – Approval of Amendment to Articles of Incorporation to Permit Redemption of Shares Held by an Unsuitable Shareholder

At the Annual Meeting, shareholders approved the proposed amendment to the Company’s Articles of Incorporation which will allow the Company to redeem shares of its capital stock that are owned by shareholders that are found to be unsuitable shareholders for gaming regulatory purposes (the “Unsuitable Shareholder Amendment”).  The Company expects to file with the Texas Secretary of State the Certificate of Amendment to its Articles of Incorporation to effect the Unsuitable Shareholder Amendment as soon as practicable.

For	Against	Abstain	Broker non-votes
21,047,250	505,171	35,331	3,663,186

Proposal Three – Approval of Amendment of Articles of Incorporation to Change the Company Name

At the Annual Meeting, shareholders approved the proposed amendment to the Articles of Incorporation which changed the Company’s name from “Multimedia Games, Inc.” to “Multimedia Games Holding Company, Inc.” (the “Name Change Amendment”).  The Company expects to file with the Texas Secretary of State the Certificate of Amendment to its Articles of Incorporation to effect the Name Change Amendment as soon as practicable.

For	Against	Abstain	Broker non-votes
21,112,983	373,938	100,831	3,663,186

Proposal Four – Advisory Vote on Executive Compensation

At the Annual Meeting, shareholders conducted a non-binding advisory vote regarding the compensation of named executive officers.

For	Against	Abstain	Broker non-votes
19,395,227	1,588,442	604,083	3,663,186

Proposal Five – Advisory Vote on Frequency of Executive Compensation Vote

At the Annual Meeting, shareholders conducted a non-binding advisory vote upon the frequency of shareholder approval of the compensation of named executive officers.

(A) Every Year	(B) Every Two Years	(C) Every Three Years	Abstain	Broker non-votes
18,360,478	42,397	2,389,198	795,679	3,663,186

Proposal Six – Ratification of Independent Registered Public Accountants for Fiscal Year 2011

At the Annual Meeting, shareholders ratified the appointment of BDO USA, LLP to serve as the Company’s independent registered public accountants for its 2011 fiscal year.

For	Against	Abstain	Broker non-votes
24,035,501	1,201,109	14,328	0

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit No.	Description
3.1	Fifth Amended and Restated Bylaws of Multimedia Games, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES, INC.

Dated: March 23, 2011	By:	/s/ Uri L. Clinton
Uri L. Clinton
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Fifth Amended and Restated Bylaws of Multimedia Games, Inc.